Exhibit 10.1

TEXAS ASSOCIATION OF REALTORS®

COMMERCIAL CONTRACT - IMPROVED PROPERTY

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS IS NOT AUTHORIZED

©Texas Association of REALTORS®, Inc. 2014

1.	PARTIES: Seller agrees to sell and convey to Buyer the Property described in Paragraph 2. Buyer agrees to buy the Property from Seller for the sales price stated in Paragraph 3. The parties to this contract are:

Seller: Deep Down, Inc.

Address: 8827 W. Sam Houston Pkway N Ste. 100, Houston, TX 77040-5323

Phone: (281) 517-5000     Email: EButler@deepdowninc.com

Fax: (281) 517-5001     Other: RSmith@deepdowninc.com

Buyer: SAK Investments, LLC.

Address: 24015 I-10, Wallisville, TX 77597

Phone: (281) 385-5650     Email: Sherry@CSIHeavyHaul.com

Fax:_____________     Other: ___________

2.	PROPERTY:
A.	"Property" means that real property situated in Harris County, Texas at 15473 East Freeway, Chaannelview, TX 77530 (address) and that is legally described on the attached Exhibit Aor as follows:

TRS 9A, 9B-1, 9J-1, 9G, 9G-1

ASST 232 P.J/ DUNCAN               (8.20 acres)

LT 4 BLK 15

OLD RIVER TERRACE SEC 4          (1.7217 acres)

B.	Seller will sell and convey the Property together with:

(1)	all buildings, improvements, and fixtures;
(2)	all rights, privileges, and appurtenances pertaining to the Property, including Seller's right, title, and interest in any minerals, utilities, adjacent streets, alleys, strips, gores, and rights-of-way;
(3)	Seller's interest in all leases, rents, and security deposits for all or part of the Property;
(4)	Seller's interest in all licenses and permits related to the Property;
(5)	Seller's interest in all third party warranties or guaranties, if transferable, relating to the Property or any fixtures;
(6)	Seller's interest in any trade names, if transferable, used in connection with the Property; and
(7)	all Seller's tangible personal property located on the Property that is used in connection with the Property's operations except: TWO MODULAR BUILDINGS

Any personal property not included in the sale must be removed by Seller prior to closing.

(Describe any exceptions, reservations, or restrictions in Paragraph 12 or an addendum.)

(If mineral rights are to be reserved an appropriate addendum should be attached.)

(If the Property is a condominium, attach Commercial Contract Condominium Addendum (TAR-1930).)

3. SALES PRICE: At or before closing, Buyer will pay the following sales price for the Property:

A.	Cash portion payable by Buyer at closing	$3,800,000.00
B.	Sum of all financing described in Paragraph 4	$
C.	Sales price (sum of 3A and 3B)	$3,800,000.00

(TAR-1801) 4-1-14 Initialed for Identification by Seller /s/ RES	and Buyer /s/ KTT Page 1 of 14